SUBSEQUENT EVENTS	12 Months Ended
Jun. 26, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
Dividend Declaration
On August 12, 2019, our Board of Directors declared a quarterly dividend of $0.38 per share to be paid on September 26, 2019 to shareholders of record as of September 6, 2019.
Share Repurchases
We repurchased approximately 0.3 million shares of our common stock for $10.0 million subsequent to the end of the fiscal year.
Revolver Net Payments
Additionally, net borrowings of $8.0 million were drawn on the revolving credit facility subsequent to the end of the fiscal year.
Chili’s Restaurant Acquisition
In the fourth quarter of fiscal 2019, we executed a letter of intent to acquire 116 Chili’s restaurants owned by ERJ Dining, a franchisee, located in the Midwest United States. The closing of this transaction is expected to occur in the first quarter of fiscal 2020. We plan to integrate the acquired restaurants into our Chili’s operations structure. The purchase price will be funded with availability under our existing revolving credit facility. The results of operations of these restaurants are expected to be included in the consolidated financial statements from the date of acquisition beginning in fiscal 2020. We will evaluate the fair value of the assets and liabilities of the acquired restaurants through internal studies and third-party valuations and upon transaction completion, we expect to complete a preliminary purchase price allocation in the first quarter of fiscal 2020.